LEHMAN BROTHERS MUNICIPAL MONEY FUND
LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND



INVESTOR CLASS SHARES

Prospectus February 28, 2008

[LOGO] LEHMAN BROTHERS ASSET MANAGEMENT

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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Contents

INVESTOR CLASS SHARES

Lehman Brothers Municipal Money Fund.............1

Lehman Brothers New York Municipal Money Fund....7

YOUR INVESTMENT

Eligible Accounts...............................13

Maintaining Your Account........................13

Market Timing Policy............................14

Portfolio Holdings Policy.......................14

Share Prices....................................15

Distributions and Taxes.........................15

Fund Structure..................................16

THESE FUNDS:

o  are designed for investors seeking capital preservation, liquidity and income

o are designed for investors seeking income exempt from federal income tax and, for investors in the Lehman Brothers New York Municipal Money Fund, income exempt from New York State and New York City personal income taxes

o offer you the opportunity to participate in financial markets through professionally managed money market portfolios

o  are money market sweep funds for certain eligible accounts

o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

o carry certain risks. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

Please note that shares of Lehman Brothers New York Municipal Money Fund are not available in all states. Shares of Lehman Brothers New York Municipal Money Fund are only available in states in which they are authorized for purchase.

--------------------------------------------------------------------------------
(C)2008 Lehman Brothers Asset Management LLC. All rights reserved. "Neuberger Berman Management Inc." and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2008 Neuberger Berman Management Inc. All rights reserved.

--------------------------------------------------------------------------------

LEHMAN BROTHERS MUNICIPAL MONEY FUND                       Ticker Symbol: NBTXX

(FORMERLY, NEUBERGER BERMAN MUNICIPAL MONEY FUND)

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities from issuers around the country. The Fund seeks to maintain a stable $1.00 share price. The Fund's dividends are generally exempt from federal income tax, but may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live. The Fund seeks to reduce credit risk by diversifying among many municipal issuers around the country.

The Portfolio Managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the Fund's assets in a mix of municipal securities that is intended to provide as high a tax-exempt yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days' advance notice.

MONEY MARKET FUNDS

MONEY MARKET FUNDS ARE SUBJECT TO FEDERAL REGULATIONS DESIGNED TO HELP MAINTAIN LIQUIDITY AND A STABLE SHARE PRICE. THE REGULATIONS SET STRICT STANDARDS FOR CREDIT QUALITY AND FOR MATURITY (397 DAYS OR LESS FOR INDIVIDUAL SECURITIES, 90 DAYS OR LESS ON AVERAGE FOR THE PORTFOLIO OVERALL). THE FUND HAS A STRICTER STANDARD FOR MATURITY IN THAT IT SEEKS TO MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY OF 60 DAYS OR LESS.

THE REGULATIONS REQUIRE MONEY MARKET FUNDS TO LIMIT INVESTMENTS TO THE TOP TWO RATING CATEGORIES OF CREDIT QUALITY AND ANY UNRATED SECURITIES DETERMINED BY THE INVESTMENT MANAGER TO BE OF EQUIVALENT QUALITY.

TAX-EQUIVALENT YIELDS

TO MAKE ACCURATE COMPARISONS BETWEEN TAX-EXEMPT AND TAXABLE YIELDS, YOU SHOULD KNOW YOUR TAX SITUATION. ALTHOUGH THE YIELDS ON TAXABLE INVESTMENTS MAY BE HIGHER, TAX-EXEMPT INVESTMENTS MAY BE THE BETTER CHOICE ON AN AFTER-TAX BASIS.

--------------------------------------------------------------------------------

MAIN RISKS

Most of the Fund's performance depends on credit quality and interest rates. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

When interest rates fall, the Fund's yields typically will fall as well. Over time, the Fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund's performance. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Performance could also be affected by political or regulatory changes, whether local, regional, or national, and by developments concerning tax laws and tax-exempt securities.

To the extent that the Fund invests in "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Historically, these bonds have made up a significant portion of the Fund's holdings. Consult your tax adviser for more information.

The Fund is not an appropriate investment for tax-advantaged accounts, such as individual retirement accounts, and may not be beneficial for investors in low tax brackets.

OTHER RISKS

ALTHOUGH THE FUND HAS MAINTAINED A STABLE SHARE PRICE SINCE ITS INCEPTION AND INTENDS TO CONTINUE TO DO SO, THE SHARE PRICE COULD FLUCTUATE, MEANING THAT THERE IS A CHANCE THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THIS FUND IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM TAXABLE DEBT INSTRUMENTS. THIS STRATEGY COULD HELP THE FUND AVOID LOSSES BUT COULD PRODUCE INCOME THAT IS NOT TAX-EXEMPT AND MAY MEAN LOST OPPORTUNITIES.

--------------------------------------------------------------------------------

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR

--------------------------------------------------------------------------------
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
2.86    2.67    3.52    2.26    0.87    0.44    0.61    1.84    2.91    3.15
--------------------------------------------------------------------------------

BEST QUARTER:  Q4 '00, 0.94%
WORST QUARTER:  Q3, '03, 0.07%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/07
--------------------------------------------------------------------------------
                        1 YEAR                  5 YEARS                10 YEARS
--------------------------------------------------------------------------------
Municipal Money Fund    3.15                    1.78                    2.11
--------------------------------------------------------------------------------

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

TO OBTAIN THE FUND'S CURRENT YIELD, CONTACT YOUR LEHMAN BROTHERS REPRESENTATIVE OR VISIT WWW.LEHMANAM.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A RECENT SEVEN-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN. YOU CAN ALSO OBTAIN INFORMATION ON HOW THE FUND'S YIELDS COMPARE TO TAXABLE YIELDS AFTER TAXES ARE TAKEN INTO CONSIDERATION.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                        None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
(% of average net assets)*
These are deducted from fund assets,
so you pay them indirectly

Management fees**                                       0.51

Distribution (12b-1) fees                               None

Other expenses                                          0.09
--------------------------------------------------------------------------------
Total annual operating expenses                         0.60
--------------------------------------------------------------------------------
Minus:     Expense Reimbursement                        0.01
--------------------------------------------------------------------------------
Net expenses***                                         0.59
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
Expenses         $60             $189            $332             $747
--------------------------------------------------------------------------------

*     The figures in the table are based on last year's expenses.

**    "Management fees" includes investment management and administration fees.

*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund through 10/31/2011, so that the total annual operating expenses of that class are limited to 0.59% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The Fund has agreed that the Investor Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.59% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

--------------------------------------------------------------------------------

INVESTMENT MANAGER

NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to provide investment research and related services. Prior to February 28, 2007, Neuberger Berman, LLC served as sub-adviser to the Fund. The Manager and Lehman Brothers Asset Management LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2007, the management/administration fees paid to the Manager by the Fund were 0.51% of average net assets before reimbursements.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees is available in the Fund's annual report dated October 31, 2007.

PORTFOLIO MANAGERS

WILLIAM J. FURRER, Senior Vice President, Lehman Brothers Asset Management LLC (formerly, Lincoln Capital Fixed Income Management Company, LLC) ("Lehman Brothers Asset Management"), joined Lehman Brothers Asset Management in 2005. Previously, Mr. Furrer managed funds for another investment adviser since 1990.

KRISTIAN J. LIND, Vice President, Lehman Brothers Asset Management, joined Lehman Brothers Asset Management in 2005. Previously, Mr. Lind was an assistant portfolio manager with another investment adviser.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                  2003            2004            2005           2006            2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year                0.9998          0.9998          0.9998          0.9998          0.9998

PLUS:   Income from investment operations

        Net investment income                         0.0050          0.0051          0.0158          0.0276          0.0313

        Net gains/losses -- realized                    --              --              --            0.0000          0.0001

        Subtotal: income from investment operations   0.0050          0.0051          0.0158          0.0276          0.0314

MINUS:  Distributions to shareholders

        Income dividends                              0.0050          0.0051          0.0158          0.0276          0.0313

        Capital gain distributions                      --              --              --              --              --

        Subtotal: distributions to shareholders       0.0050          0.0051          0.0158          0.0276          0.0313

EQUALS: Share price (NAV) at end of period            0.9998          0.9998          0.9998          0.9998          0.9999

RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

The ratios show the Fund's expenses and net investment income -- as they actually are as well as how they would have been ifcertain expense reimbursement and/or offset arrangements had not been in effect.


NET EXPENSES -- ACTUAL                                0.61            0.61            0.60            0.59            0.59

GROSS EXPENSES(1)                                       --              --              --            0.61            0.59

EXPENSES(2)                                           0.61            0.61            0.60            0.59            0.59

NET INVESTMENT INCOME -- ACTUAL                       0.50            0.51            1.62            2.81            3.13


OTHER DATA
------------------------------------------------------------------------------------------------------------------------------------

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.


TOTAL RETURN (%)                                      0.50            0.51            1.59            2.80(3)         3.18(3)

NET ASSETS AT END OF PERIOD (IN MILLIONS OF DOLLARS) 410.9           426.1           587.1           773.2           871.5
------------------------------------------------------------------------------------------------------------------------------------

      All of the above figures have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm.
      Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

(1)   Shows what this ratio would have been if there had been no reimbursement of a portion of investment management fees.

(2)   Shows what this ratio would have been if there had been no expense offset arrangements.

(3)   Would have been lower if Neuberger Berman Management Inc. had not reimbursed a portion of investment management fees.


--------------------------------------------------------------------------------

 LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND             Ticker Symbol: LBNXX

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES THAT IS CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities that provide income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to maintain a stable $1.00 share price. The Fund's dividends are generally exempt from federal income tax, but may be a tax preference item for purposes of the federal alternative minimum tax. For investors that live outside of New York, a portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The Portfolio Managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities of New York and other municipalities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the Fund's assets primarily in a mix of municipal securities of New York that is intended to provide as high a tax-exempt yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days' advance notice.

With respect to 20% of its assets, the Fund may invest in taxable securities, the interest income on which is subject to federal income tax and New York State and/or New York City personal income taxes and/or is a tax preference item for purposes of the federal alternative minimum tax.

MONEY MARKET FUNDS

MONEY MARKET FUNDS ARE SUBJECT TO FEDERAL REGULATIONS DESIGNED TO HELP MAINTAIN LIQUIDITY AND A STABLE SHARE PRICE. THE REGULATIONS SET STRICT STANDARDS FOR CREDIT QUALITY AND FOR MATURITY (397 DAYS OR LESS FOR INDIVIDUAL SECURITIES, 90 DAYS OR LESS ON AVERAGE FOR THE PORTFOLIO OVERALL). THE FUND HAS A STRICTER STANDARD FOR MATURITY IN THAT IT SEEKS TO MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY OF 60 DAYS OR LESS.

THE REGULATIONS REQUIRE MONEY MARKET FUNDS TO LIMIT INVESTMENTS TO THE TOP TWO RATING CATEGORIES OF CREDIT QUALITY AND ANY UNRATED SECURITIES DETERMINED BY THE INVESTMENT MANAGER TO BE OF EQUIVALENT QUALITY.

TAX-EQUIVALENT YIELDS

TO MAKE ACCURATE COMPARISONS BETWEEN TAX-EXEMPT AND TAXABLE YIELDS, YOU SHOULD KNOW YOUR TAX SITUATION. ALTHOUGH THE YIELDS ON TAXABLE INVESTMENTS MAY BE HIGHER, TAX-EXEMPT INVESTMENTS MAY BE THE BETTER CHOICE ON AN AFTER-TAX BASIS.

--------------------------------------------------------------------------------

MAIN RISKS

Most of the Fund's performance depends on credit quality and interest rates. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money funds.

When interest rates fall, the Fund's yields typically will fall as well. Over time, the Fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund's performance. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Performance could also be affected by political or regulatory changes, whether local, regional, or national, and by developments concerning tax laws and tax-exempt securities.

Because the Fund intends to primarily invest in municipal securities of New York, it is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states.

To the extent that the Fund invests in "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Consult your tax adviser for more information.

The Fund is not an appropriate investment for tax-advantaged accounts, such as individual retirement accounts, and may not be beneficial for investors in low tax brackets.

OTHER RISKS

ALTHOUGH THE FUND HAS MAINTAINED A STABLE SHARE PRICE SINCE ITS INCEPTION AND INTENDS TO CONTINUE TO DO SO, THE SHARE PRICE COULD FLUCTUATE, MEANING THAT THERE IS A CHANCE THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THIS FUND IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM TAXABLE DEBT INSTRUMENTS. THIS STRATEGY COULD HELP THE FUND AVOID LOSSES BUT COULD PRODUCE INCOME THAT IS NOT FEDERALLY EXEMPT, AND/OR NOT NEW YORK STATE AND/OR NEW YORK CITY EXEMPT, AND MAY MEAN LOST OPPORTUNITIES.

--------------------------------------------------------------------------------

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR

--------------------------------------------------------------------------------
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
                                                                2.94    3.24
--------------------------------------------------------------------------------

BEST QUARTER:  Q2 '07, 0.83%
WORST QUARTER:  Q1, '06, 0.62%


AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/07
--------------------------------------------------------------------------------
                                                        Since Inception
                                1 Year                    (12/19/2005)
--------------------------------------------------------------------------------
New York Municipal
Money Fund                       3.24                         3.10
--------------------------------------------------------------------------------


PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

TO OBTAIN THE FUND'S CURRENT YIELD, CONTACT YOUR LEHMAN BROTHERS REPRESENTATIVE OR VISIT WWW.LEHMANAM.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A RECENT SEVEN-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN. YOU CAN ALSO OBTAIN INFORMATION ON HOW THE FUND'S YIELDS COMPARE TO TAXABLE YIELDS AFTER TAXES ARE TAKEN INTO CONSIDERATION.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                        None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
(% of average net assets)*
These are deducted from Fund assets,
so you pay them indirectly

Management fees**                                       0.52

Distribution (12b-1) fees                               None

Other expenses                                          0.06
--------------------------------------------------------------------------------
Total annual operating expenses***                      0.58
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                        1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
Expenses                 $59             $186            $324            $726
--------------------------------------------------------------------------------

*     The figures in the table are based on last year's expenses.

 **   "Management fees" include investment management and administration fees.

*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund through 10/31/2011, so that the total annual operating expenses of that Class are limited to 0.59% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The Fund has agreed that the Investor Class will repay NBMI for fees and expenses forgone or reimbursed for that Class provided that repayment does not cause its annual operating expenses to exceed 0.59% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year's expenses.

--------------------------------------------------------------------------------

INVESTMENT MANAGER

NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to choose the Fund's investments and handle its day-to-day business. As investment manager, the Manager is responsible for overseeing the activities of Lehman Brothers Asset Management LLC. The Manager and Lehman Brothers Asset Management LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2007, the management/administration fees paid to the Manager by the Fund were 0.52% of average net assets.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees is available in the Fund's annual report dated October 31, 2007.

PORTFOLIO MANAGERS

WILLIAM J. FURRER, Senior Vice President, Lehman Brothers Asset Management LLC (formerly, Lincoln Capital Fixed Income Management Company, LLC) ("Lehman Brothers Asset Management"), joined Lehman Brothers Asset Management in 2005. Previously, Mr. Furrer managed funds for another investment adviser since 1990.

KRISTIAN J. LIND, Vice President, Lehman Brothers Asset Management, joined Lehman Brothers Asset Management in 2005. Previously, Mr. Lind was an assistant portfolio manager with another investment adviser.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

<
YEAR ENDED OCTOBER 31,                             2006(1)         2007
--------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed toinvestors, and how its share price changed.


Share price (NAV) at beginning of period          1.0000          1.0000

PLUS:   Income from investment operations

        Net investment income                     0.0249          0.0322

        Net gains/losses -- realized              0.0000          0.0000

        Subtotal: income from investment
        operations                                0.0249          0.0322

MINUS:  Distributions to shareholders

        Income dividends                          0.0249          0.0322

        Capital gain distributions                    --         (0.0000)

        Subtotal: distributions to shareholders   0.0249          0.0322

EQUALS: Share price (NAV) at end of period        1.0000          1.0000

RATIOS (% OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
The ratios show the Fund's expenses and net investment income -- as they actually are as well as how they would have been ifcertain expense offset arrangements had not been in effect.

NET EXPENSES -- ACTUAL                              0.54(4)       0.46

GROSS EXPENSES(2)                                   0.69(4)       0.57

EXPENSES(3)                                         0.55(4)       0.48

NET INVESTMENT INCOME -- ACTUAL                     2.94(4)       3.22

OTHER DATA
--------------------------------------------------------------------------------
Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.

TOTAL RETURN (%)                                    2.51(5)(6)      3.27

NET ASSETS AT END OF PERIOD (IN MILLIONS OF
DOLLARS)                                           173.2           723.1
--------------------------------------------------------------------------------

   All of the above figures have been audited by Tait Weller & Baker, LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

(1)   Period from 12/19/2005 (beginning of operations) to 10/31/2006.

(2) Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the Fund's investment management fees.

(3) Shows what this ratio would have been if there had been no expense offset arrangements.

(4)   Annualized.

(5) Would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses and/or waived a portion of investment management fees.

(6)   Not annualized.

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YOUR INVESTMENT

ELIGIBLE ACCOUNTS

The Investor Class shares of the Funds available in this prospectus may be available through certain investment providers such as banks, brokerage firms and financial advisers managed or established at Lehman Brothers or its affiliates.

The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management Inc. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell Investor Class shares, investor services, and additional policies.

MAINTAINING YOUR ACCOUNT

The Funds offer their Investor Class shares as cash sweep vehicles for investment advisory, brokerage and other accounts managed or established at Lehman Brothers or its affiliates. Fund shares may be made available to other programs in the future. To open a sweep account, contact Lehman Brothers. All investments must be made in U.S. dollars.

The Funds are designed so that free credit cash balances held in an eligible account can be automatically invested in Fund shares. All such available cash balances of $2000 or more in an eligible account are automatically invested in Fund shares on a daily basis. These amounts include proceeds of securities sold in your account.

There is no sales charge or commission paid for investment in Fund shares. The Funds do not issue certificates for shares. The proceeds from the shares you sell are generally credited to your account on the same business day the sell order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o  in unusual circumstances where the law allows additional time if needed

o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

Under certain circumstances, the Funds reserve the right to:

o  suspend the offering of shares

o  reject any exchange or purchase order

o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

o  change, suspend, or revoke the exchange privilege

o  suspend the telephone order privilege

o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

o suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (Exchange) is restricted, or as otherwise permitted by the SEC

o suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

o suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange, Federal Reserve Wire System (Federal Reserve) or the bond market closes early (e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard)

o postpone payments for redemption requests received after 3:00 p.m. Eastern time until the next business day, which would mean that your redemption proceeds would not be available to you on the day you placed your redemption order

                                       13

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o  change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS

NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUNDS TO YOU. IF YOU HAVE PURCHASED SHARES OF A FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS BY NEUBERGER BERMAN MANAGEMENT INC. OR ITS AFFILIATES WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF EACH FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

MARKET TIMING POLICY

In light of the nature and high quality of the Funds' investments and their investment strategy to maintain a stable share price, the market-timing policies adopted by the Funds' Trustees that are applicable to other funds in the fund family are generally not applicable with respect to frequent purchases, exchanges and redemptions of the Funds' shares ("market-timing activities"). It is expected that the Funds will be used by shareholders for short-term investing and by certain selected accounts utilizing the Funds as a cash sweep vehicle. However, frequent purchases, exchanges and redemptions of Fund shares can interfere with Fund management and affect costs and performance for other shareholders. Therefore, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege in order to combat such activities.

PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in their Statement of Additional Information. The complete portfolio holdings for each Fund are available at https://www.lehmanam.com/publiccp/LAM/americas/cash_mgmt.html.
Month-end holdings will be posted approximately 15 days after each month-end and mid-month holdings will be posted on approximately the last business day of the month.

                                       14

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Each Fund's complete portfolio holdings will remain available at
www.lehmanam.com until the subsequent period's holdings have been posted. Complete holdings for all Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

SHARE PRICES

Because Investor Class shares of these Funds do not have sales charges, the price you pay for each share of a Fund is the net asset value per share. Similarly, because there are no fees for selling shares, the Fund pays you the full share price when you sell shares. Remember that your investment provider may charge fees for its investment management services.

The Funds are open for business every day that both the Exchange and the Federal Reserve are open. The Exchange and the Federal Reserve are closed on all national holidays; the Exchange is also closed on Good Friday, and the Federal Reserve is closed on Columbus Day and Veterans Day. Fund shares will not be priced on those days and any other day the Exchange or Federal Reserve is closed. On days when the financial markets or bond markets close early, such as the day after Thanksgiving and Christmas Eve, the Funds may close early and all orders received after such earlier closing times will be processed the following business day. Because fixed income securities trade in markets outside the Exchange, a Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. Each Fund calculates its share price as of 3:00 p.m. on business days. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day.

SHARE PRICE CALCULATIONS

THE PRICE OF INVESTOR CLASS SHARES OF A FUND IS THE TOTAL VALUE OF THE FUND ASSETS ATTRIBUTABLE TO THE INVESTOR CLASS SHARES MINUS THE LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INVESTOR CLASS SHARES OUTSTANDING. EACH FUND DOES NOT ANTICIPATE THAT ITS SHARE PRICE WILL FLUCTUATE.

WHEN VALUING PORTFOLIO SECURITIES, EACH FUND USES A CONSTANT AMORTIZATION
METHOD.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. Each Fund pays out to shareholders net investment income and net realized capital gains, if any. Ordinarily, each Fund declares income dividends (which may include the excess of net short-term capital gain over net long-term capital loss ("short-term gain") , if any) daily and pays them monthly. The Funds do not anticipate making any distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss).

Unless you designate otherwise, your income dividends from a Fund will be reinvested in additional Investor Class shares of that Fund. However, if you prefer you may receive all distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Investor Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application.

HOW DISTRIBUTIONS ARE TAXED. The part of a Fund's income distributions that is designated as "exempt-interest dividends" (essentially, the part of its distributions equal to the excess of its interest that is excludable from gross income for federal income tax purposes over certain amounts disallowed as deductions) will be excludable from its shareholders' gross income for those purposes. Accordingly, shares of the Funds are not appropriate investments for tax-advantaged retirement plans and accounts and other tax-exempt investors.

                                       15

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Distributions of net income (other than exempt-interest dividends) and short-term gain are generally taxed as ordinary income. It is not expected that any of the Funds' distributions will be attributable to "qualified dividend income" (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

Distributions other than exempt-interest dividends generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

Any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of the federal alternative minimum tax, and part of a Fund's income dividends may be a tax preference item for purposes of the federal alternative minimum tax. A Fund may invest in securities or use techniques that produce taxable income.

For investors in the Lehman Brothers New York Municipal Money Fund, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from New York State and New York City personal income tax. Distributions that are federally taxable as ordinary income are generally subject to New York State and New York City personal income taxes.

HOW SHARE TRANSACTIONS ARE TAXED. Shareholders that sell shares of a Fund will not realize a taxable gain or loss as long as the Fund maintains a share price of $1.00.

TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON TAXABLE FUND DISTRIBUTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of the Funds.

                                       16

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LEHMAN BROTHERS INCOME FUNDS

INVESTOR CLASS SHARES
o  No load, sales charges or 12b-1 fees

If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS. Published twice a year, the shareholder reports offer information about each Fund's recent performance, including:

o a discussion by the portfolio managers about strategies and market conditions that significantly affected the Fund's performance

o  Fund performance data and financial statements

o  portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more comprehensive information on each Fund, including:

..  various types of securities and practices, and their risks

..  investment limitations and additional policies

..  information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: LEHMAN BROTHERS ASSET MANAGEMENT LLC

OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Institutional Support Services: 888-556-9030
Web site: www.lehmanam.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON D.C. 20549-0102. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.






SEC file number 811-3802
F0465 02/08 49593